STATE FARM MUTUAL FUND TRUST

January 1, 2008 Supplement to the Institutional Class Shares Prospectus Dated May 1, 2007

The information in this Supplement updates information in, and should be read in conjunction with, State Farm Mutual Fund Trust’s Institutional Class Shares Prospectus.

State Farm Mutual Fund Trust (the “Trust”) offers Institutional Class Shares for each of its fifteen separate investment portfolios (each a “Fund” and collectively the “Funds”). Effective May 1, 2008, the Trust no longer will offer Institutional Class Shares of the Tax Advantaged Bond Fund. All persons who currently own Institutional Class Shares of the Tax Advantaged Bond Fund are encouraged to exchange their shares for Institutional Class Shares of another Fund or Funds. Please see the Trust’s prospectus for a description of how to exchange shares. If a person who owns Institutional Class Shares of the Tax Advantaged Bond Fund does not exchange those shares for shares of another Fund or Funds by 4:00 p.m. Eastern Time on April 30, 2008, the Trust will redeem those shares at the net asset value calculated on that date, and pay the redemption proceeds to the shareholder.

An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account. A redemption of Fund shares is a sale for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

Please retain this Supplement for future reference.

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